UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 13, 2009

THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s August 13, 2009 press release announcing the matters described under Item 8.01 below is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Section 8 – Other Events

Item 8.01.  Other Matters.

On August 13, 2009, The Talbots, Inc. (“Talbots”) announced that it has entered into a buying agency agreement with an affiliate of Li & Fung Limited (“Agent”) appointing Agent as exclusive worldwide buying agent for Talbots apparel products sold in its U.S. and Canadian stores.  The exclusive agency does not cover certain other products (including swimwear, intimate apparel, sleepwear, footwear, fashion accessories, jewelry and handbags) as to which the Agent will act as Talbots non-exclusive buying agent at Talbots discretion.

Agent will be paid on an agency commission basis for its sourcing services under this buying agency arrangement.  Agent will make an agreed payment to Talbots, which will compensate Talbots for certain of its estimated costs to be incurred in transitioning to this buying agency arrangement.  Agent will also offer employment to a number of the existing Talbots employees located at its Hong Kong and India sourcing offices, which will be closed.

Agent will perform worldwide sourcing services as agent of Talbots, but will not have the authority as principal to commit Talbots to product or vendor obligations, which will continue to be subject to review and approval by the Talbots global sourcing team.  Among the agency sourcing services to be provided by Agent during the agency term, which is for an initial five years (with subsequent renewal terms) subject to any earlier termination by a party on agreed notice, will be:  to survey sourcing origins for obtaining product at the best available cost, quality and delivery terms; to pre-qualify vendors; to communicate Talbots standards and policies and sourcing requirements to Talbots vendors; to negotiate proposed pricing, for approval by Talbots global sourcing team; to coordinate and support Talbots in connection with pre-production and production management for the production, manufacture and delivery of product by Talbots vendors in compliance with Talbots specifications, quality standards and other standards and policies, with the vendors being directly responsible to Talbots; to coordinate inspections of vendor facilities, product production and vendor compliance with social, environmental and health compliance standards and applicable labor laws and state of origin; to coordinate claims on behalf of Talbots with respect to any vendor noncompliance; and other related sourcing agency services.

Talbots and Agent will work together to manage these services in a manner that promotes achievement by each Talbots vendor of the service level metrics mutually supported by Talbots and Agent.  Under the buying agency arrangement, Talbots will deliver purchase order requirements to Agent, for submission to each vendor.  Agent will act as paying agent on behalf of Talbots with respect to the payment of vendor invoices.  On any termination or expiration of the buying agency for any reason Agent will provide transitional assistance services as mutually agreed by the parties for a fee in order to assist Talbots in transitioning its sourcing functions and requirements to another sourcing agent or internally within Talbots and has agreed to cooperate with Talbots in providing such information as may be required to assist Talbots itself or a third party in providing such sourcing services.

This new buying agency is expected to go into effect in September 2009.  A copy of the August 13, 2009 press release announcing the appointment of Li & Fung as buying agent has been furnished with this Form 8-K and is attached hereto as Exhibit 99.1.

Forward-looking Information

The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. This forward looking information may be identified by such forward-looking terminology as “expect,” “anticipate,” “will,” or similar statements or variations of such terms. Our forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company which involve significant risks and uncertainties, including the following:  risks associated with the appointment of and transition to a new sourcing agent and that anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected; the impact of the continued significant deterioration in the U.S. economic environment, including continued negative impact on consumer discretionary spending, the disruption and significant tightening in the U.S. credit and lending markets, recessionary pressures, increasing unemployment and fluctuations in energy prices and in the value of the U.S. dollar; significant impact of global financial crisis in the retail/consumer industry; the success and customer acceptance of our new merchandise offerings including our seasonal fashions and merchandise offerings; our ability to accurately estimate and forecast future regular-price and markdown selling and operating cash flow; achieving the Company’s sales plan for the balance of the year; achieving the Company’s operating cash flow plan for the year; successfully executing the Company’s strategic initiatives, including supply chain initiatives, anticipated lower inventory levels, expected operating expense and other cost reductions, the success of the new promotional cadence for the Talbots brand, and the successful closing of underperforming stores; continued ability to purchase merchandise on open account purchase terms at expected levels; obtaining letter of credit facilities for merchandise purchases from vendors who require such facilities; the Company’s credit facilities and its ability to have access on satisfactory terms to adequate credit and sources of liquidity necessary to fund its operations and to obtain any necessary increases in its credit facilities as may be needed from time to time; and the Company’s ability to reduce spending as needed.  The reader is urged to consider all such factors. If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, our actual results could differ materially. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved.

All of our forward-looking statements are as of the date of this Form 8-K only.  The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially from our forward-looking statements. Except as may be required by law or SEC rule or requirement, the Company does not undertake or plan to update or revise any such forward-looking statements to reflect changes in plans, assumptions, expectations, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.

Any public statements or disclosures by the Company following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of The Talbots, Inc., dated August 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: August 13, 2009	By:	/s/ Michael Scarpa
	Name:	Michael Scarpa
	Title:	Chief Operating Officer, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of The Talbots, Inc., dated August 13, 2009.